UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2022

PAE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-38643	82-3173473
(State or other jurisdiction of incorporation)	(Commission File number)	(I.R.S. Employer Identification No.)

7799 Leesburg Pike, Suite 300 North
Falls Church, Virginia	22043
(Address of principal executive offices)	(zip code)

(703) 717-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	PAE	Nasdaq Stock Market
Warrants	PAEWW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 15, 2022 (the “Closing Date”), PAE Incorporated, a Delaware corporation (the “Company” or “PAE”), completed the transactions contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 25, 2021, by and among the Company, Amentum Government Services Holdings LLC, a Delaware limited liability company (“Parent”), and Pinnacle Virginia Merger Sub Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”). On the Closing Date, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned indirect subsidiary of Parent (the “Merger”).

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2021 and is incorporated by reference into this Introductory Note.

Item 1.01	Entry into a Material Definitive Agreement.

On the Closing Date, the Company and certain of its subsidiaries entered into joinder agreements related to Parent and its affiliates’ existing First Lien Credit Facility and Second Lien Credit Facility (each as defined below). Each of the Company and certain of its subsidiaries executed a joinder agreement to (a)(i) the First Lien Pledge and Security Agreement and (ii) the First Lien Guaranty Agreement, in each case, among the Parent, certain of its affiliates and the administrative agent under the First Lien Credit Facility (the “First Lien Administrative Agent”), (b)(i) the Second Lien Pledge and Security Agreement and (ii) the Second Lien Guaranty Agreement, in each case, among the Parent, certain of its affiliates and the administrative agent under the Second Lien Credit Facility (the “Second Lien Administrative Agent”), and (c) the First Lien/Second Lien Intercreditor Agreement, among the First Lien Administrative Agent, the Second Lien Administrative Agent, the Parent, certain of its affiliates and the other parties thereto (the “Intercreditor Agreement” and the agreements described in clauses (a), (b) and (c), collectively, the “Joinder Agreements”).

Pursuant to the Joinder Agreements, each of the Company and certain of its subsidiaries (a) guarantees the obligations of the Parent and certain of its affiliates under the Parent and such affiliates’ (i) senior secured revolving facility and senior secured first lien term facilities (together, the “First Lien Credit Facility”) and (ii) second lien term facilities (the “Second Lien Credit Facility”), as applicable, (b) pledged to the First Lien Administrative Agent and the Second Lien Administrative Agent, as applicable, a security interest in substantially all of its assets to secure the obligations of the Parent and certain of its affiliates under the First Lien Credit Facility or Second Lien Credit Facility, as applicable, and (c) agrees to be bound by the terms, conditions and provisions of the Intercreditor Agreement.

Item 1.02	Termination of Material Definitive Agreement.

At the effective time of the Merger (the “Effective Time”), (a) the Amended and Restated First Lien Term Loan Credit Agreement dated as of October 19, 2020 (as amended from time to time) (the “Existing Term Loan Credit Agreement”), among the Company, certain of the Company’s subsidiaries, Bank of America, N.A., as administrative agent, and the other lenders named therein, and (b) the Revolving Credit Agreement dated as of October 20, 2016 (as amended by Amendment No. 1 dated June 12, 2017, Amendment No. 2 dated January 31, 2020, and Amendment No. 3 dated October 19, 2020, and as further amended from time to time) (the “Existing ABL Credit Agreement” and, together with the Existing Term Loan Credit Agreement, the “Existing Credit Agreements”), among the Company, certain subsidiaries of the Company, Bank of America, N.A., as administrative agent, and the other lenders named therein, were each terminated, and all related guarantee and collateral documentation was terminated, and all obligations outstanding thereunder (subject to customary exceptions) were paid off in full and extinguished.

The foregoing description of the Existing Credit Agreements is not complete and is subject to and entirely qualified by reference to the full text of the Existing Credit Agreements, which were filed as Exhibits 10.1 and 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020 and are incorporated by reference into this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03, 5.01, 5.02, 5.03 and 8.01 is incorporated by reference into this Item 2.01.

At the Effective Time, each share of Class A common stock, par value $0.0001, of the Company (“Common Stock”), that was issued and outstanding as of immediately prior to the Effective Time was automatically cancelled, extinguished and converted into the right to receive an amount equal to $10.05 in cash per share, without interest and less any applicable withholding taxes (the “Per Share Merger Consideration”), other than shares of our Common Stock held by Parent, PAE or Merger Sub (including shares held as treasury stock or otherwise).

At the Effective Time, each warrant exercisable for shares of Common Stock outstanding immediately prior to the Effective Time (the “Company Warrants”) automatically became a warrant of the Surviving Corporation and the exercise price of the Company Warrants was adjusted in accordance with the terms of the Warrant Agreement (as defined in the Merger Agreement). In addition, each award of (1) the Company restricted stock units outstanding as of immediately prior to the Effective Time, whether vested or unvested, that were subject to time-based vesting conditioned on continued employment or service (a “Company RSU Award”) were cancelled and (2) the Company restricted stock units outstanding as of immediately prior to the Effective Time that were subject to both time-based and performance-based vesting requirements (a “Company PSU Award”), to the extent unvested, vested at target performance through closing of the Merger and were canceled and each such Company RSU Award and vested Company PSU Award entitles the holder to receive as soon as reasonably practicable after the Effective Time (but in any event no later than the end of the first regular payroll cycle commencing after the Effective Time, subject to certain exceptions) an amount in cash equal to: (a)(i) the total number of shares of Common Stock underlying each Company RSU Award or (ii) the total number of shares of Common Stock underlying each such vested Company PSU Award immediately prior to the Effective Time, respectively, multiplied by (b) the Per Share Merger Consideration, less applicable taxes required to be withheld with respect to such payment.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on October 26, 2021 and is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company requested that the Nasdaq Stock Market (“Nasdaq”) suspend trading of the Common Stock and the Company Warrants on the Closing Date, remove the Common Stock and the Company Warrants from listing and file a Form 25 with the SEC to report the delisting of the Common Stock and the Company Warrants from Nasdaq. Nasdaq filed a Form 25 on the Closing Date to provide notification of such delisting and to effect the deregistration of the Common Stock and the Company Warrants under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 with the SEC to terminate the registration of the Common Stock and the Company Warrants under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act. The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01, and 5.03 is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a wholly owned indirect subsidiary of Parent. The information set forth in the Introductory Note and under Items 2.01, 3.03, 5.02, and 5.03 is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, all of the members of the board of directors of the Company immediately prior to the Effective Time ceased to be directors of the Company at the Effective Time and Benjamin Dickson and J. Russell Triedman became directors of the Company. The officers of the Company immediately before the Effective Time continued as officers of the Company following the Effective Time. The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Certificate of Incorporation of the Company that was in effect immediately before the Effective Time was amended and restated by the Certificate of Merger filed with the Secretary of State of the State of Delaware on February 15, 2022. The Certificate of Merger, including the Amended and Restated Certificate of Incorporation of the Company, is attached hereto as Exhibit 3.1 and incorporated by reference herein. In addition, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub in effect immediately prior to the Effective Time. Such amended and restated bylaws are attached hereto as Exhibit 3.2 and incorporated by reference herein. The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a Special Meeting of Stockholders (the “Special Meeting”) on February 10, 2022. At the Special Meeting, holders representing 80,292,785 shares of Common Stock out of a total of 93,117,234 shares of Common Stock issued and outstanding as of January 7, 2022, the record date for the Special Meeting, voted in the following manner on the following proposals:

1.

To approve and adopt the Merger Agreement, pursuant to which Merger Sub would be merged with and into PAE, with PAE continuing as the surviving corporation in the merger and a wholly owned indirect subsidiary of Parent (the “Merger Proposal”).

For	Against	Abstentions
80,256,139	21,751	14,895

2.	To approve the specified compensation that will or may become payable to PAE’s named executive officers in connection with the Merger (the “Advisory Compensation Proposal”).

For	Against	Abstentions
59,985,330	19,335,315	972,140

The Merger Proposal and the Advisory Compensation Proposal were each described in greater detail in the Company’s definitive proxy statement relating to the Merger, which the Company filed with the SEC on January 11, 2022. The Company’s stockholders approved both the Merger Proposal and the Advisory Compensation Proposal. In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal. In light of the approval of the Merger Proposal, no motion to adjourn the Special Meeting was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

Item 8.01	Other Events.

On February 10, 2022, the Company issued a press release announcing the stockholder approval of the Merger Agreement at the Special Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On February 15, 2022, the Company issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

On February 15, 2022, the Company delivered notice containing an explanation of the adjustment to the exercise price of the Company Warrants and other information related thereto. The notice is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 25, 2021, by and among Amentum Government Services Holdings LLC, Pinnacle Virginia Merger Sub Inc. and PAE Incorporated (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A of PAE Incorporated filed on October 26, 2021)

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

99.1	Press Release Announcing Stockholder Approval of the Merger Agreement dated February 10, 2022

99.2	Press Release Announcing Closing of the Merger dated February 15, 2022

99.3	Notice to Holders of Company Warrants dated February 15, 2022

104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts could be forward-looking statements. The words “anticipates,” “believes,” “could,” “designed,” “estimates,” “expects,” “goal,” “intends,” “may,” “plans,” “projects,” “pursuing,” “will,” “would” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

We have based these forward-looking statements largely on our current assumptions, expectations, projections, intentions, objectives and/or beliefs about future events or occurrences and these forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following: (i) the transaction may involve unexpected costs, liabilities or delays; (ii) shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; (iii) PAE may be adversely affected by other economic, business, and/or competitive factors; (iv) the risk that the transaction disrupts PAE’s current plans and operations or diverts management’s or employees’ attention from ongoing business operations; (v) the risk of potential difficulties with PAE’s ability to retain and hire key personnel and maintain relationships with third parties as a result of the transaction; and (vi) other risks in connection with the transaction. Additional factors that may affect the future results of PAE are set forth in filings that PAE makes with the SEC from time to time, including those listed under “Risk Factors” in PAE’s Annual Report on Form 10-K for the year ended December 31, 2020 and filed with the SEC on March 16, 2021, as amended on May 7, 2021 and as updated or supplemented by subsequent reports that PAE has filed or files with the SEC including those filed on Form 10-Q. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. The timing of certain events and circumstances and known and unknown risks and uncertainties could cause actual results to differ materially from those anticipated or implied in the forward-looking statements that we make. Therefore, you should not place undue reliance on our forward-looking statements. Our forward-looking statements are based on current information and we do not assume any obligation to update any forward-looking statements except as required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2022	PAE Incorporated

	By:	/s/ Charles D. Peiffer
	Name:	Charles D. Peiffer
	Title:	Interim President & Chief Executive Officer; Executive Vice President & Chief Financial Officer